Exhibit 4.1

NUMBER CLASS A COMMON STOCK	COMSTOCK HOMEBUILDING COMPANIES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES CLASS A COMMON STOCK See reverse for certain definitions

THIS CERTIFIES THAT		CUSIP 205684 10 3

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE, OF COMSTOCK HOMEBUILDING COMPANIES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.
Dated:
/s/ JUBAL THOMPSON	[SEAL]	/s/ GREGORY BENSON
SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of		(Cust)		(Minor)
		survivorship and not as tenants in common		Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.